UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2004

CDW CORPORATION

(Exact Name of Registrant Specified in Charter)

Illinois	0-21796	36-3310735
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

200 N. Milwaukee Ave.
Vernon Hills, Illinois		60061
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On November 10, 2004, the Board of Directors (the “Board”) of CDW Corporation (the “Company”), appointed Stephan A. James as a director, effective immediately. Mr. James will serve on the Board’s Compensation and Stock Option Committee. A press release issued by the Company regarding the appointment of Mr. James is furnished herewith as Exhibit 99.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description of Exhibit

99	Press release dated November 10, 2004, announcing the appointment of Stephan A. James as director

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION
Dated: November 10, 2004	By:	/s/ Barbara A. Klein
		Name:	Barbara A. Klein
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX:

Exhibit No.	Description of Exhibit

99	Press release dated November 10, 2004, announcing the appointment of Stephan A. James as director